CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 16 to the registration statement on Form N-1A (the "Registration Statement") of our report dated November 30, 2001, relating to the financial statements and financial highlights appearing in the October 31, 2001 Annual Report to Shareholders of Vanguard Selected Value Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and under the headings "Financial Statements" and "Service Providers--Independent Accountants" in the Statement of Additional Information.




PricewaterhouseCoopers LLP
Philadelphia, PA

June 19, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of this Post-Effective amendment No. 36 to the Registration Statement on Form N-1A of Vanguard Whitehall Funds (the "Registration Statement") of (i) our report dated December 4, 2001, relating to the financial statements and financial highlights of Provident Investment Counsel Mid Cap Fund A, and (ii) our report dated December 4, 2001, relating to the financial statements and selected ratio data of PIC Mid Cap Portfolio, which appears in the October 31, 2001 Annual Report to Shareholders of Provident Investment Counsel Mid Cap Fund A, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and under the headings "Service Providers--Independent Accountants" and "Financial Statements" in the Statement of Additional Information.




PricewaterhouseCoopers LLP
New York, New York

June 26, 2002

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Vanguard Whitehall Funds (the "Registration Statement") of our report dated December 21, 2002, relating to the financial statements and financial highlights appearing in the October 31, 2001 Annual Report to Shareholders of Schroder International Smaller Companies Fund, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectuses and under the heading "Financial Statements" in the Statement of Additional Information.


PricewaterhouseCoopers LLP
Philadelphia, PA

June 25, 2002